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                                  EXHIBIT 99.11

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The information contained herein is furnished to you solely by Greenwich Capital
Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

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COLLATERAL ANALYSIS

                               WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
FICO LOW   FICO HIGH  LTV  CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD  % OWNER OCC
---------  ---------  ---  ---------------  ---------------  -------  ----  -------  -------  -------  ------  -----  -----------

500-524 LTV >  65               132,761.00             2.53    7.636   ---      513    37.62    77.19   96.57    ---       100.00
525-549 LTV >  65               151,094.00             7.43    7.744   ---      537    38.07    84.12   95.38    ---        98.40
550-574 LTV >  65               156,389.00             7.53    7.444   ---      563    38.32    83.38   92.85    ---        99.72
575-599 LTV >  65               161,936.00            10.34    7.174   ---      588    38.64    83.14   86.95    ---        91.16
600-624 LTV >  70               171,631.00            17.22    7.238   ---      613    40.00    87.17   93.43    ---        94.97
625-649 LTV >  70               170,316.00            16.92    7.208   ---      636    40.04    89.76   92.64    ---        90.89
650-674 LTV >  80               182,175.00             9.87    7.347   ---      661    38.51    92.91   86.82    ---        89.88
675-699 LTV >  80               168,903.00             5.59    7.287   ---      685    38.00    93.21   85.47    ---        83.93
700-724 LTV >  80               192,659.00             2.26    7.366   ---      712    41.73    93.24   91.69    ---        81.93
725-749 LTV >  85               184,322.00             1.11    7.513   ---      736    37.89    93.86   49.35    ---        48.67
750-774 LTV >  85               141,841.00             0.47    7.602   ---      763    39.07    94.64   71.96    ---        66.89
775-799 LTV >  85               338,767.00             0.68    7.516   ---      785    37.12    91.49   79.53    ---          ---
800+ LTV > 85                   160,243.00             0.11    7.361   ---      809    39.87    98.67  100.00    ---        26.67

FICO LOW               % FULL DOC  % LTD DOC  % STATED DOC    % INT ONLY
---------               ----------  ---------  ------------   ----------

500-524 LTV > 65            94.71       ---           ---         ---
525-549 LTV > 65            83.22       ---           ---        1.32
550-574 LTV > 65            78.69      0.43          5.10         ---
575-599 LTV > 65            72.91       ---         11.73         ---
600-624 LTV > 70            73.05      2.89         10.91        4.27
625-649 LTV > 70            66.13      0.84         14.62        9.78
650-674 LTV > 80            55.04      0.99         21.62        3.86
675-699 LTV > 80            58.86       ---         20.67        2.66
700-724 LTV > 80            57.82      1.64         30.55        5.60
725-749 LTV > 85            28.43       ---         46.34         ---
750-774 LTV > 85            64.60     14.27         21.13         ---
775-799 LTV > 85            54.09       ---         14.94         ---
800+ LTV > 85              100.00       ---           ---         ---

                                 WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
LTV LOW LTV HIGH  DTI        CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD  % OWNER OCC
------- --------  ---        ---------------  ---------------  -------  ----  -------  -------  -------  ------  -----  -----------

60.00 -- 64.99 DTI > = 50     206,620.00          0.21          6.723   ---      610    51.64    63.34  100.00    ---        87.90
65.00 -- 69.99 DTI > = 50     345,120.00          0.35          6.513   ---      660    51.34    66.76   35.83    ---        59.47
70.00 -- 74.99 DTI > = 50     270,586.00          0.36          6.721   ---      642    52.17    73.35  100.00    ---        95.16
75.00 -- 79.99 DTI > = 50     240,350.00          0.88          6.431   ---      644    52.31    77.44   96.86    ---       100.00
80.00 -- 84.99 DTI > = 50     240,878.00          3.14          6.463   ---      647    51.92    80.67   85.42    ---        84.31
85.00 -- 89.99 DTI > = 50     242,085.00          1.94          7.226   ---      612    52.24    87.53   92.84    ---        97.52
90.00 -- 94.99 DTI > = 50     195,564.00          2.88          7.119   ---      629    51.75    90.45   82.68    ---        87.44
95.00 -- 99.99 DTI > = 50     282,373.00          0.85          7.337   ---      643    52.51    96.87  100.00    ---       100.00
100.00 + DTI > = 50           177,353.00          1.78          7.922   ---      652    51.86   100.00   82.85    ---        91.75

LTV LOW LTV HIGH  DTI        % FULL DOC  % LTD DOC  % STATED DOC  % INT ONLY
------- -------- -------     -----------  --------  ------------  ----------

60.00 -- 64.99 DTI > = 50        87.90        ---         12.10         ---
65.00 -- 69.99 DTI > = 50        76.36        ---         23.64         ---
70.00 -- 74.99 DTI > = 50        21.74        ---         38.07         ---
75.00 -- 79.99 DTI > = 50        83.56       9.33           ---         ---
80.00 -- 84.99 DTI > = 50        90.53       2.26          2.43       24.49
85.00 -- 89.99 DTI > = 50        76.52      17.13          3.87        9.33
90.00 -- 94.99 DTI > = 50        79.45        ---          4.60       10.40
95.00 -- 99.99 DTI > = 50        50.94        ---         28.88         ---
100.00 + DTI > = 50              73.40        ---         20.68         ---


                               WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
DTI LOW    DTI HIGH  FICO  CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD  % OWNER OCC
---------  --------  ----  ---------------  ---------------  -------  ----  -------  -------  -------  ------  -----  -----------

under 20/unavailable FICO
  < 525                          51,328.00             0.05    7.985   ---      510    14.64    77.22   67.53    ---       100.00
20-24.99 FICO < 525             172,665.00             0.40    7.718   ---      515    22.09    71.33  100.00    ---       100.00
25-29.99 FICO < 550             154,247.00             1.39    7.506   ---      531    27.56    79.92  100.00    ---       100.00
30-34.99 FICO < 575             136,046.00             2.46    7.712   ---      547    32.23    79.57   94.65    ---        97.29
35-39.99 FICO < 600             148,548.00             5.37    7.407   ---      560    37.73    81.34   93.62    ---        98.82
40-44.99 FICO < 625             149,815.00             8.62    7.352   ---      580    42.47    83.51   90.97    ---        98.27
45-49.99 FICO < 650             176,049.00            16.19    7.285   ---      598    47.54    85.17   89.02    ---        96.15
50-54.99 FICO < 675             222,253.00             9.59    7.049   ---      619    51.57    86.39   91.75    ---        93.22
55-up FICO < 700                137,302.00             0.46    7.685   ---      630    56.21    90.92   76.05    ---        86.30

DTI LOW    DTI HIGH  FICO       % FULL DOC   % LTD DOC    % STATED DOC  % INT ONLY
---------  --------  ----     ------------   ----------   ------------  ----------

under 20/unavailable FICO
  < 525                           100.00       100.00          ---         ---
20-24.99 FICO < 525                82.93         ---           ---         ---
25-29.99 FICO < 550                70.37         ---           ---         ---
30-34.99 FICO < 575                89.63         ---           ---         ---
35-39.99 FICO < 600                81.12        0.60         11.62         ---
40-44.99 FICO < 625                84.49         ---          4.91        2.37
45-49.99 FICO < 650                75.11        1.66         12.35        2.88
50-54.99 FICO < 675                80.25        3.85          7.90        8.65
55-up FICO < 700                   79.37        7.48           ---         ---


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LIMITED AND STATED DOC

                          WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
FICO LOW   FICO HIGH  CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD  % OWNER OCC
---------  ---------  ---------------  ---------------  -------  ----  -------  -------  -------  ------  -----  -----------

550-574                    154,808.00             0.52    7.275   ---      564    42.34    72.67  100.00    ---       100.00
575-599                    178,973.00             1.32    7.534   ---      591    36.80    80.85   72.41    ---        82.17
600-624                    197,159.00             2.77    7.436   ---      613    40.44    81.59   91.87    ---        92.19
625-649                    166,282.00             3.17    7.514   ---      638    40.49    84.49   88.58    ---        91.26
650-674                    217,458.00             3.64    7.281   ---      662    38.62    83.85   83.44    ---        83.69
675-699                    206,824.00             1.52    7.663   ---      682    40.47    90.95   90.65    ---        73.18
700-724                    225,514.00             1.13    7.379   ---      711    40.37    85.95   91.89    ---        89.20
725-749                    224,479.00             0.68    7.567   ---      736    39.70    89.35   29.99    ---        62.66
750-774                    214,868.00             0.43    7.220   ---      758    40.60    85.54   70.86    ---        79.35
775-799                    163,852.00             0.16    7.769   ---      786    37.30    94.27   67.47    ---        38.22

FICO LOW   % FULL DOC  % LTD DOC  % STATED DOC  % INT ONLY   % CA  % NY   % FL
---------  ----------  ---------  ------------  ----------  -----  ----  -----

550-574           ---       6.26         93.74         ---  15.36   ---  19.05
575-599           ---        ---        100.00         ---   5.33   ---   6.28
600-624           ---      19.05         80.95         ---   1.13   ---   5.58
625-649           ---      11.85         88.15         ---   7.64   ---   7.40
650-674           ---       2.68         97.32         ---   9.44   ---   8.40
675-699           ---       5.42         94.58         ---    ---   ---    ---
700-724           ---       3.27         96.73         ---  18.09   ---    ---
725-749           ---        ---        100.00         ---    ---   ---   6.33
750-774           ---      15.70         84.30         ---    ---   ---    ---
775-799           ---        ---        100.00         ---    ---   ---  61.78

IO LOANS

                          WTD AVG         PERCENT OF    WTD AVG        WTD AVG  WTD AVG  WTD AVG
FICO LOW   FICO HIGH  CURRENT BALANCE  CURRENT BALANCE    GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD  % OWNER OCC
---------  ---------  ---------------  ---------------  -------  ----  -------  -------  -------  ------  -----  -----------

525-549                    293,760.00             0.10    6.750   ---      545    45.57    81.60  100.00    ---       100.00
600-624                    313,785.00             0.73    6.359   ---      614    30.18    81.65  100.00    ---       100.00
625-649                    291,006.00             1.65    6.489   ---      637    41.98    84.33   94.74    ---       100.00
650-674                    270,852.00             1.36    6.226   ---      661    42.73    81.20  100.00    ---        90.25
675-699                    233,904.00             0.47    6.431   ---      686    42.87    82.37   77.48    ---        84.61
700-724                    182,350.00             0.24    6.534   ---      712    38.46    84.40  100.00    ---        76.04
725-749                    228,000.00             0.08    7.130   ---      728    53.90    80.00  100.00    ---          ---
750-774                    201,600.00             0.07    5.850   ---      755    50.00    80.00  100.00    ---       100.00
800+                       159,200.00             0.05    6.240   ---      803    34.91    80.00  100.00    ---       100.00

FICO LOW   % FULL DOC  % LTD DOC  % STATED DOC  % INT ONLY   % CA   % NY   % FL
---------  ----------  ---------  ------------  ----------  -----  -----  -----

525-549        100.00        ---           ---      100.00    ---    ---    ---
600-624         65.85        ---           ---      100.00  20.90    ---    ---
625-649         94.32        ---           ---      100.00   9.88    ---   8.73
650-674        100.00        ---           ---      100.00  14.57  10.41   7.77
675-699        100.00        ---           ---      100.00  19.46    ---  18.70
700-724        100.00        ---           ---      100.00    ---    ---  23.96
725-749        100.00        ---           ---      100.00    ---    ---    ---
750-774        100.00        ---           ---      100.00    ---    ---    ---
800+           100.00        ---           ---      100.00    ---    ---    ---
